Exhibit 99.6

Monthly Operating Report

CASE NAME:	Digital Storage, Inc.	ACCRUAL BASIS

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

JUDGE:	H.D. Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN	DISTRICT OF	TEXAS

6 DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: August 31, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Eric T. Logan ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	Interim Chief Financial Officer TITLE

Eric T. Logan PRINTED NAME OF RESPONSIBLE PARTY	September 19, 2003 DATE

PREPARER:

/s/ Mark Corjay ORIGINAL SIGNATURE OF PREPARER	Vice President, Controller TITLE

Mark Corjay PRINTED NAME OF PREPARER	September 19, 2003 DATE

Monthly Operating Report

CASE NAME:	Digital Storage, Inc.	ACCRUAL BASIS-1

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH May 31, 2003	MONTH June 30, 2003	MONTH July 31, 2003	MONTH August 31, 2003
ASSETS
1.	UNRESTRICTED CASH	$55,397	$57,795	$69,729	$27,190	$27,190
2.	RESTRICTED CASH
3.	TOTAL CASH	$55,397	$57,795	$69,729	$27,190	$27,190
4.	ACCOUNTS RECEIVABLE (NET)	$10,782,858	$8,108,247	$0	$0	$0
5.	INVENTORY	$4,861,681	$3,982,973	$0	$0	$0
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES	$242,013	$663,143	$0	$0	$0
8.	OTHER (ATTACH LIST)
9.	TOTAL CURRENT ASSETS	$15,941,949	$12,812,158	$69,729	$27,190	$27,190
10.	PROPERTY, PLANT & EQUIPMENT	$796,720	$796,720	$0	$0	$0
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$384,914	$399,990	$0	$0	$0
12.	NET PROPERTY, PLANT & EQUIPMENT	$411,806	$396,730	$0	$0	$0
13.	DUE FROM INSIDERS	$0
14.	OTHER ASSETS—NET OF AMORTIZATION (ATTACH LIST)	$0
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$16,353,755	$13,208,888	$69,729	$27,190	$27,190
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$148,217	$61,377	$61,377	$0
18.	TAXES PAYABLE			$0
19.	Intercompany payable/trustee fees/Daisytek payments				$11,750	$73,127
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)		$(2,181,733)	$0
23.	TOTAL POSTPETITION LIABILITIES		$(2,033,516)	$61,377	$73,127	$73,127
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT
26.	UNSECURED DEBT	$18,888,034	$18,225,235	$17,313,559	$17,277,237	$17,277,237
27.	OTHER (ATTACH LIST)	$(1,052,170)	$(1,412,836)	$(1,345,802)	$(1,345,802)	$(1,345,802)
28.	TOTAL PREPETITION LIABILITIES	$17,835,864	$16,812,399	$15,967,757	$15,931,435	$15,931,435
29.	TOTAL LIABILITIES	$17,835,864	$14,778,883	$16,029,134	$16,004,562	$16,004,562
EQUITY
30.	PREPETITION OWNERS’ EQUITY	(1,482,109)	$(1,482,109)	$(1,482,109)	$(1,482,109)	$(1,482,109)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(87,886)	$(14,477,296)	$(14,495,263)	$(14,495,263)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(1,482,109)	$(1,569,995)	$(15,959,405)	$(15,977,372)	$(15,977,372)
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$16,353,755	$13,208,888	$69,729	$27,190	$27,190

Monthly Operating Report

CASE NAME:	Digital Storage, Inc.	ACCRUAL BASIS-2

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

INCOME STATEMENT

		MONTH 5/7/03-5/31/03	MONTH 6/1/03-6/25/03	MONTH 6/26/03-7/31/03	MONTH 8/1/03-8/31/03
REVENUES
1.	GROSS REVENUES	$4,192,612	$2,579,106	$0	$0
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$4,192,612	$2,579,106	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$3,620,038	$2,166,700	$0	$0
8.	GROSS PROFIT	$572,574	$412,406	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$578,663	$(244,567)
12.	RENT & LEASE	$20,673	$27,328
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$599,336	$(217,239)	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(26,762)	$629,645	$0	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)		$(29,084)
17.	NON-OPERATING EXPENSE (ATT. LIST)	$89,710
18.	INTEREST EXPENSE/(Income)	$11,355	$(74,570)	$(40)	$0
19.	DEPRECIATION / DEPLETION	$15,077	$15,077
20.	AMORTIZATION
21	Gain/Loss on sale of DSI US		$20,040,268	$6,257	$0
21.	OTHER (ATTACH LIST)		$7,770
22.	NET OTHER INCOME & EXPENSES	$116,142	$19,959,461	$6,217	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES			$11,750	$0
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$11,750	$0
27.	INCOME TAX	$(55,018)	$(4,940,406)
28.	NET PROFIT (LOSS)	$(87,886)	$(14,389,410)	$(17,967)	$0

Monthly Operating Report

CASE NAME:	Digital Storage, Inc.	ACCRUAL BASIS-3

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

		MONTH 5/7/03-5/31/03	MONTH 6/1/03 - 6/30/03	MONTH 7/1/03 -7/31/03	MONTH 8/1/03 -8/31/03
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH—BEGINNING OF MONTH	$55,397	$57,795	$69,729	$27,190
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$41			$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION	$7,231,585	$2,471,655	$0	$0
5.	TOTAL OPERATING RECEIPTS	$7,231,626	$2,471,655	$0	$0
NON—OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)
7.	SALE OF ASSETS		$7,512,602		$0
8.	OTHER (ATTACH LIST)				$0
	Cash receipts transfers to Daisytek Inc.	$(7,523,550)	$(9,984,257)		$0
	Payroll funding transfer from Daisytek Inc.	$511,504	$245,630	$56,972	$0
	Other cash transfers from Daisytek Inc.	$3,727,144	$294,664		$0
	TOTAL OTHER	$(3,284,902)	$(9,443,963)	$56,972	$0
9.	TOTAL NON-OPERATING RECEIPTS	$(3,284,902)	$(1,931,361)	$56,972	$0
10.	TOTAL RECEIPTS	$3,946,724	$540,294	$56,972	$0
11.	TOTAL CASH AVAILABLE	$4,002,121	$598,089	$126,701	$27,190
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$403,114	$183,563	$56,972	$0
13.	PAYROLL TAXES PAID	$145,355	$62,067	$0	$0
14.	SALES, USE & OTHER TAXES PAID	$0	$8,501	$0	$0
15.	SECURED / RENTAL / LEASES	$20,673			$0
16.	UTILITIES	$24,589	$18,055		$0
17.	INSURANCE	$7,884	$30,000	$36,325	$0
18.	INVENTORY PURCHASES	$3,611,016			$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES				$0
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)				$0
	Other reconciling items	$(268,305)	$226,173	$6,214	$0
26.	TOTAL OPERATING DISBURSEMENTS	$3,944,326	$528,360	$99,511	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$3,944,326	$528,360	$99,511	$0
32.	NET CASH FLOW	$2,398	$11,934	$(42,539)	$0
33.	CASH—END OF MONTH	$57,795	$69,729	$27,190	$27,190

Monthly Operating Report

CASE NAME:	Digital Storage, Inc.	ACCRUAL BASIS-4

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

		SCHEDULE AMOUNT	MONTH May 2003	MONTH June 2003	MONTH July 2003	MONTH August 2003
ACCOUNTS RECEIVABLE AGING
1.	0-30	$10,248,831	$7,691,432	$0	$0	$0
2.	31-60	$439,667	$358,715	$0	$0	$0
3.	61-90	$190,533	$335,035	$0	$0	$0
4.	91+	$287,502	$148,065	$0	$0	$0
5.	TOTAL ACCOUNTS RECEIVABLE	$11,166,533	$8,533,247	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$383,675	$425,000	$0	$0	$0
7.	ACCOUNTS RECEIVABLE (NET)	$10,782,858	$8,108,247	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	August 31, 2003

		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$0
2.	STATE	$0
3.	LOCAL	$0
4.	OTHER (ATTACH LIST)	$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$0	$0			$0

STATUS OF POSTPETITION TAXES	MONTH:	August 31, 2003

		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**	$0	$0	$0	$0
2.	FICA-EMPLOYEE**	$0	$0	$0	$0
3.	FICA-EMPLOYER**	$0	$0	$0	$0
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$0	$0	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	Digital Storage, Inc.	ACCRUAL BASIS-5

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: August 31, 2003

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Bank One	Bank One
B.	ACCOUNT NUMBER:	615843919	5106947684
C.	PURPOSE (TYPE):	Operating	Central Benefits Insurance
1.	BALANCE PER BANK STATEMENT	$0	$27,190		$27,190
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0	$0		$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0			$0
4.	OTHER RECONCILING ITEMS	$0	$0		$0
5.	MONTH END BALANCE PER BOOKS	$0	$27,190	$0	$27,190
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH—END OF MONTH				$27,190

Monthly Operating Report

CASE NAME:	Digital Storage, Inc.	ACCRUAL BASIS-6

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: August 31, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Daisytek Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	See Daisytek Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE

PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
				$0
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

Monthly Operating Report

CASE NAME:	Digital Storage, Inc.	ACCRUAL BASIS-7

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: August 31, 2003

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		x
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		x
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		x
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		x
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		x
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		x
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		x
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		x
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		x
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		x
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		x
12.	ARE ANY WAGE PAYMENTS PAST DUE?		x

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	x
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	x
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Daisytek Incorporated

Digital Storage, Inc

Case # 03-34762-HDH-11

Other Liabilities—April 5-6-03	Prepetition
Intercompany—DSI Canada	1,768,073
Intercompany—DZTK	14,719,603
Intercompany—DZTK Line of Credit	(17,380,633)
Accounts Receivable Vendors	(1,345,801)
Unrealized Co-op and Mkt profits	1,186,588

(1,052,170)

Other Liabilities—May 5-31-03	Prepetition	Postpetition
Intercompany—DSI Canada	1,768,073	64,028
Intercompany—DZTK	14,719,603	147,560
Intercompany—DZTK Line of Credit	(17,380,633)	(2,393,321)
Accounts Receivable Vendors	(1,345,801)	—
Unrealized Co-op and Mkt profits	825,922

	(1,412,836)	(2,181,733)

Other Liabilities—June 6-25-03&July 31, 2003	Prepetition	Postpetition
Accounts Receivable Vendors	(1,345,802)	—
Unrealized Co-op and Mkt profits	—	—

	(1,345,802)	—	—

	May-03	Jun-03
Unrealized Currency Losses	(89,710)	29,084

	(89,710)	29,084

Other Income Expense	May-03	Jun-03
Bank and credit card fees	—	7,770

	—	7,770

Question 1 Schedule 7
	June 30, 2003
Accounts receivable sold	5,871,023
Other A/R sold	168,359
Allowance for bad debts	(464,847)
Inventory sold	5,604,301
Reserve for obsolete inventory	(2,750,000)
PP&E sold, net	381,654
Intercompany receivable from Daisytek Inc.	6,015,408
Income tax receivable transferred to Daisytek Inc.	5,214,370

Total DSI loss	20,040,268	This is offset by a corresponding gain in Daisytek Inc. of $18.7 million.